United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2008
Manhattan Associates, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation or organization)	0-23999 (Commission File Number)	58-2373424 (I.R.S. Employer Identification No.)
2300 Windy Ridge Parkway, Suite 1000, Atlanta, Georgia
30339
(Address of Principal Executive Offices)
(Zip Code)
(770) 955-7070
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 22, 2008, Manhattan Associates, Inc. (the “Company”) issued a press release providing the results for its financial performance for the first quarter ended March 31, 2008. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
     Non-GAAP Financial Measures in the Press Release
     The press release includes, as additional information regarding our operating results, our adjusted operating income, adjusted net income and adjusted earnings per share, which excludes the impact of acquisition-related costs and the amortization thereof, the recapture of previously recognized transaction tax expense, stock option expense under SFAS 123(R), all net of income tax effects. The press release also presents our growth in GAAP revenue, operating income and adjusted operating income between periods excluding the effects of foreign currency exchange. These various measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and may be different from similarly titled non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with the GAAP.
     Adjusted Income and Earnings Per Share
     We believe that these adjusted (non-GAAP) results provide more meaningful information regarding those aspects of our current operating performance that can be effectively managed, and consequently have developed our internal reporting, compensation and planning systems using these measures.
•	Because we sporadically engage in acquisitions, we incur acquisition-related costs that consist primarily of expenses from accounting and legal due diligence, whether or not we ultimately proceed with the transaction. Additionally, we might assume and incur certain unusual costs, such as employee retention benefits, that result from arrangements made prior to the acquisition. These acquisition costs are practically difficult to predict and do not correlate to the expenses of our core operations. The amortization of acquisition-related intangible assets is commonly excluded from the GAAP operating income, net income and earnings per share by companies in our industry, and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results with that of our competitors.

•	Because we have recognized the full potential amount of the transaction (sales) tax expense in prior periods, any recovery of that expense resulting from the expiration of the state sales tax statutes or the collection of the taxes from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of anything occurring within our control during the current period.

•	Because stock option expense under SFAS 123(R) is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control, the impact of such expense is not subject to effective management by us. Excluding the impact of SFAS 123(R) in adjusted operating income, adjusted net income and adjusted earnings per share is consistent with similar practice by our competitors and other companies within our industry.
     For these reasons, we have developed our internal reporting, compensation and planning systems using non-GAAP measures which adjust for these amounts.
     We believe the reporting of adjusted operating income, adjusted net income and adjusted earnings per share facilitates investors’ understanding of our historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of our business, as distinct from results that include items that are not indicative of ongoing operating results, and thus provide the investors with useful insight into our profitability exclusive of unusual adjustments. While these adjusted items may not be considered as non-recurring in nature in a strictly accounting sense, the management regards those items as infrequent and not arising out of the ordinary course of business and finds it useful to utilize a non-GAAP measure in evaluating the performance of our underlying core business.
     We also believe that adjusted operating income, adjusted net income and adjusted earnings per share provides a basis for more relevant comparisons to other companies in the industry, enables investors to evaluate our operating performance in a manner consistent with our internal basis of measurement and also presents our investors our operating results on the same basis as that used by our management. Management refers to adjusted operating income, adjusted net income and adjusted earnings per share in making operating decisions because we believe they provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, adjusted operating income, adjusted net income and adjusted earnings per share facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results. Further, we rely on adjusted operating income, adjusted net income and adjusted net income per share information as primary measures to review and assess the operating performance of our company and our management team in connection with our executive compensation and bonus plans. Since most of our employees are not directly involved with decisions surrounding acquisitions or severance related activities and other items that are not central to our core operations, we do not believe it is appropriate or fair to have their incentive compensation affected by these items. By adjusting those items not indicative of ongoing operating results, non-GAAP financial measures could serve as an alternative useful measure to evaluate our prospect for future performance because our investors are able to more conveniently predict the results of our operating activities on an on-going basis when excluding these less common items.
     Excluding the Effect of Foreign Currency Exchange
     In the press release, we have presented our growth in GAAP revenue, GAAP operating income and adjusted (non-GAAP) operating income on a ‘constant currency’ basis. Such constant currency financial data is not a GAAP financial measure. Constant currency removes from financial data the impact of changes in exchange rates between the U.S. dollar (our financial reporting currency) and the functional currencies of our foreign subsidiaries, by translating the current period financial data into U.S. dollars using the same foreign currency exchange rates that were used to translate the financial data for the previous period. We believe presenting certain information on a constant currency basis is useful to investors because it allows a more meaningful comparison of the performance of our foreign operations from period to period. Constant currency information should not be considered in isolation or as an alternative to financial information that reflect current period exchange rates, or to other financial information calculated and presented in accordance with GAAP.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated April 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manhattan Associates, Inc.
By:	/s/ Dennis B. Story
Dennis B. Story
Senior Vice President and Chief Financial Officer

Dated: April 22, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 22, 2008.